ONEASCENT CORE PLUS BOND ETF (the “Fund”)

Supplement to the Statement of Additional Information dated December 29, 2022

January 10, 2023

Effective immediately, the Fund’s Statement of Additional Information is amended to reflect that the Fund may invest up to 30% of its assets in lower rated debt instruments.

The first paragraph of the “Risks of Lower-Rated, Lower-Quality Debt Instruments” section beginning on page 10 of the Statement of additional Information is deleted and replaced with the following:

Risks of Lower-Rated, Lower-Quality Debt Instruments. The Fund may invest up to 30% of its assets in lower rated debt instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and the Sub-Adviser’s success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent the Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s NAV. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated December 29, 2022, and retain it for future reference.